Auriga Laboratories Reports Record Second Quarter 2007 Financial Results

LOS ANGELES -- Auriga Laboratories, Inc. (OTCBB: ARGA), a specialty pharmaceutical company with products for the treatment of Xerostomia, dermatological conditions, and acute respiratory diseases, reported its financial results for the second quarter ended June 30, 2007.

The Company generated record second quarter gross revenue, a non-GAAP measure, of $7.2 million, compared to $0.6 million in the same period a year earlier, an increase of 1170%. A reconciliation of Gross Revenue to Net Revenue is included at the end of this release. The increase was primarily due to a growing product line being sold by a rapidly expanding national sales force, and strong sales of the Extendryl® and Levall® product lines. Net revenue was $4.9 million compared to $0.5 million in the second quarter of fiscal 2006, an increase of 868%. The second quarter is seasonally a slower period for Auriga.

Earnings before interest, taxes, depreciation, amortization, and share based-compensation ("EBITDAS"), a non-GAAP measure, improved $2.7 million to $0.2 million, compared to a loss before such items in the 2006 second quarter of ($2.5) million. A reconciliation of EBITDAS is included at the end of this release. The net loss for the 2007 second quarter was ($1.2) million, or ($0.03) per share, compared to a net loss of ($3.7) million, or ($0.11) per share in the same period in 2006. The 2007 net loss includes $1,027,000 of non-cash share-based compensation costs under SFAS 123(R) and $174,000 of depreciation and amortization expenses. The second quarter of fiscal 2006 results included $1,121,000 of non-cash share-based compensation costs under SFAS 123(R) and $27,000 of depreciation and amortization costs.

For the six months ended June 30, 2007, the Company had gross revenue of $16.1 million compared to $3.8 million for the six months ended June 30, 2006, an increase of 329%. Net revenue of $11.7 million is compared to $3.5 million for the 2006 first six months, an increase of 231%. EBITDAS increased $5.4 million to $2.0 million, compared to a loss of ($3.4) million in the same period in fiscal 2006. Auriga had a net loss for the six months ended June 30, 2007 of ($2.2) million, or ($0.05) loss per share compared to a loss of ($6.8) million or ($0.21) loss per share in 2006 first six months.

The Company ended the second quarter with debt of $0.8 million, a reduction of $2.3 million from the end of fiscal 2006. The Company also increased Shareholder’s equity from $3.5 million at the end of fiscal 2006 to $7.0 million at the end of the second quarter of 2007.

“During a seasonally slower period for the Company, Auriga reported strong financial results, while positioning itself for future growth through the acquisition of promising products, the formation of Advanced Topical Solutions, the hiring of new executives and an expanded sales force,” said Philip S. Pesin, CEO of Auriga. “The Company’s operational success has also allowed it to reduce debt and to attract talented sales representatives.”

Some of the highlights of the Second Quarter included:
●	Launched two new products to its ZinxTM cold remedy line. The Company expanded its family of Zinx products with two new product launches: ZinxTM Allergy Kit and ZinxTM Kids’ Sneeze Kit.

●
Entry into the dermatology market. The Company formed Advanced Topical Solutions (A.T.S. Pharmaceuticals), a new division with a national sales team dedicated primarily to Dermatologists with a secondary focus on Gastroenterologists and Colon-Rectal Specialists. The U.S. Dermatology market exceeds $4.2 billion in sales with more than 44 million prescriptions written on an annual basis.

●	A.T.S. Pharmaceuticals launched two new product lines. This new division launched AkurzaTM cream & lotion and XyralidTM RC rectal cream kit.

●
New OTC product acquisitions. The Company acquired the exclusive license to market a new over-the- counter intranasal lubricant developed by Dr. Donald Carter, MD, PC, a Colorado based Otolaryngologist. Licensing this nasal gel is part of Auriga’s strategic plan to grow its Consumer Brands Division. Auriga also acquired the exclusive U.S. rights to a novel product for hair loss developed by Laboratories Carilene, a French-based developer of therapeutic products. This formulation is available in Europe where it has sold over 2 million units since its introduction.

●	Appointment of Independent Board Members. The Company appointed Elliot M. Maza, Leonhard Dreimann and Thomas Heck, three accomplished executives, to its Board of Directors.

●	Expansion of Sales Force. The Company increased its sales force of sales representatives from 200 at the end of the first quarter to 228 at the end of the second quarter.

2007 Business Outlook

The company increased its 2007 gross revenue guidance from $29 million to a range of $30-$33 million. This compares to gross revenue of $7.4 million for the company’s first full year of operations in 2006. The company plans to achieve this with a sales force that will exceed 500 full time equivalents by the end of 2007, as well as new product introductions.

Conference Call

The Company will hold a conference call today at 4:30 p.m. EDT. Interested participants should call (866) 290-0916 within the United States or (913) 312-1226 internationally. Please use passcode 5547211.

The playback of the conference will be available two hours after the completion of the call for one week. To listen to the playback, please call (888) 203-1112 within the United States or (719) 457-0820 internationally. Please use passcode 5547211. The call will also be webcast and will be available in the Investors section of the Company's web site at www.aurigalabs.com.

About Auriga Laboratories(TM)

Auriga Laboratories is a specialty pharmaceutical company building an industry changing commission-based sales model. The company's high-growth business model combines driving revenues through a variable cost commission-based sales structure, acquisition of proven brand names, introduction of new brands, and a strategic development pipeline, all of which is designed to enhance its growing direct relationships with physicians nationwide. Auriga's exclusive prescription and over-the-counter product portfolio includes Aquoral(TM) for the treatment of Xerostomia, Akurza(TM) and Xyralid(TM) dermatology products, and the Zinx(TM), Extendryl®, and Levall® families of products for relief of symptoms associated with a range of acute respiratory diseases. For more information, visit: www.aurigalabs.com.

Forward-Looking Statements

The information contained herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to the company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company's control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to its operations, results of operations, growth strategy and liquidity. The company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from the company's expectations include, but are not limited to, competition in our markets, the regulatory status and/or regulatory compliance of some of our products, our dependence on third parties, and other factors that are disclosed under the heading "Risk Factors" and elsewhere in documents filed by the company from time to time with the United States Securities and Exchange Commission, including its Form 10-KSB filed on March 30, 2007. Statements regarding the company's ability to increase its sales force and the success of such sales force in selling its products in light of competitive and other factors, the regulatory status and/or regulatory compliance of its products, the estimated market for hair products, the development of additional products, its ability to sustain market acceptance for its products, its dependence on collaborators, the company's exposure to product liability claims, and the company's prices, future revenues and income and cash flows and other statements that are not historical facts contain predictions, estimates and other forward-looking statements. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved and these statements will prove to be accurate. Important factors could cause actual results to differ materially from those included in the forward-looking statements.

Non-GAAP Financial Measures

Gross revenue and EBITDAS (earnings, before interest, taxes, depreciation, amortization, and non-cash share-based compensation expense) are considered non-GAAP financial measures as defined by SEC Regulation G. A non-GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this press release.

CONSOLIDATED BALANCE SHEETS

ASSETS	JUNE 30, 2007 (unaudited)	DECEMBER 31, 2006
CURRENT ASSETS
Cash and cash equivalents	$344,267	$259,580
Accounts receivable, net	3,713,369	969,962
Inventory	1,444,849	426,417
Prepaid expenses	976,280	756,378
Total Current Assets	6,478,765	2,412,337

PROPERTY AND EQUIPMENT, net	367,738	326,792

OTHER ASSETS
Intangibles, net	7,543,730	7,768,476
Restricted cash	-	75,560
Deposits	21,545	16,775
Total Other Assets	7,565,276	7,860,811
TOTAL ASSETS	$14,411,779	$10,599,940

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$2,586,622	$1,742,441
Accrued expenses	1,961,008	1,263,718
Bank notes payable	800,000	62,272
Royalties payable	160,720	326,308
Product licenses payable	1,300,000	800,000
Related-party convertible note		632,000
Senior secured promissory notes (net of loan discounts
of $0 and $1,006,396 as of June 30, 2007 and
December 31, 2006, respectively)		1,462,354
Deposit on stock subscriptions	607,000	--
Other liabilities	12,000	--
Total Current Liabilities	7,427,350	6,289,093

LONG-TERM DEBT
Product licenses payable	--	750,000
Total Long-Term Debt	--	750,000

Total Liabilities	7,427,350	7,039,093

STOCKHOLDERS' EQUITY
Preferred stock: $0.001 par value, 10,000,000 shares
authorized; no shares issued and outstanding	--	--
Common stock: $0.001 par value, 250,000,000 shares
authorized; 44,243,000 and 41,139,390 shares issued
and outstanding as of June 30, 2007 and
December 31, 2006, respectively	44,243	41,139
Additional paid-in capital	24,014,478	18,382,385
Accumulated deficit	(17,074,292)	(14,862,677)
Total Stockholders' Equity	6,984,429	3,560,847

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$14,411,779	$10,599,940

CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED JUNE 30, 2007 (unaudited)	THREE MONTHS ENDED JUNE 30, 2006 (unaudited)
NET REVENUES
Products	$4,906,605	$506,995
Total Net Revenues	4,906,605	506,995

COST OF GOODS SOLD
Materials and supplies	610,562	75,781
Royalties	50,697	202,147
Distribution	305,754	52,219
Total Cost of Goods Sold	967,012	330,147

GROSS PROFIT	3,939,593	176,848

OPERATING EXPENSES
Sales, marketing and trade expenses (includes non-cash equity instrument related expenses of $57,244 and $0 for the three months ended June 30, 2007 and 2006, respectively)	1,625,014	1,543,940
General and administrative expenses (includes non-cash equity instrument related expenses of $844,924 and $1,121,455 for the three months ended June 30, 2007 and 2006, respectively.)	2,428,129	1,994,090
Research and development expenses (includes non-cash equity instrument related expenses of $124,785 and $0 for the three months ended June 30, 2007 and 2006, respectively)	412,766	266,860
Total Operating Expenses	4,465,909	3,804,890

INCOME (LOSS) FROM OPERATIONS	(526,316)	(3,628,042)

OTHER INCOME(EXPENSES)
Interest expense	(227,651)	(44,453)
Non-cash financing expense	—
Other income(expenses)	(481,440)	(30,292)
Total Other Income(Expenses)	(709,091)	(74,745)

LOSS BEFORE TAXES	(1,235,407)	(3,702,787)

INCOME TAXES	—	—

NET LOSS	$(1,235,407)	$(3,702,787)

NET LOSS PER COMMON SHARE, BASIC AND DILUTED	$(0.03)	$(0.11)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	43,442,576	33,385,592

CONSOLIDATED STATEMENTS OF OPERATIONS
	SIX MONTHS ENDED JUNE 30, 2007 (unaudited)	SIX MONTHS ENDED JUNE 30, 2006 (unaudited)
NET REVENUES
Products	$11,672,630	$3,526,296
Total Net Revenues	11,672,630	3,526,296

COST OF GOODS SOLD
Materials and supplies	1,548,802	484,464
Royalties	1,084,359	694,664
Distribution	483,302	186,670
Total Cost of Goods Sold	3,116,463	1,365,798

GROSS PROFIT	8,556,167	2,160,498

OPERATING EXPENSES
Sales, marketing and trade expenses (includes non-cash equity instrument related expenses of $364,017 and $0 for the three months ended June 30, 2007 and 2006, respectively)	3,380,073	3,171,038
General and administrative expenses (includes non-cash equity instrument related expenses of $1,904,659 and $1,213,571 for the three months ended June 30, 2007 and 2006, respectively.)	4,557,510	3,234,946
Research and development expenses (includes non-cash equity instrument related expenses of $515,896 and $0 for the three months ended June 30, 2007 and 2006, respectively)	1,035,055	421,084
Total Operating Expenses	8,972,638	6,827,068

INCOME (LOSS) FROM OPERATIONS	(416,471)	(4,666,570)

OTHER INCOME(EXPENSES)
Interest expense	(1,122,132)	(104,272)
Non-cash financing expense	—	(1,986,592)
Other income(expenses)	(673,214)	(29,500)
Total Other Income(Expenses)	(1,795,346)	(2,120,454)

LOSS BEFORE TAXES	(2,211,817)	(6,787,024)

INCOME TAXES	—	—

NET LOSS	$(2,211,817)	$(6,787,024)

NET LOSS PER COMMON SHARE, BASIC AND DILUTED	$(0.05)	$(0.21)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	42,557,588	31,962,710

CONSOLIDATED STATEMENTS OF CASH FLOWS	SIX MONTHS ENDED JUNE 30, 2007 (unaudited)	SIX MONTHS ENDED JUNE 30, 2006 (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,211,817)	$(6,787,024)
Adjustments to reconcile net loss to net cash flows:
Provided by (used) by operating activities:
Depreciation and amortization	330,579	45,850
Non-cash expenses for equity instruments issued for
compensation and services	2,784,574	3,200,163
Amortization of notes payable discounts
and finders’ fees	1,096,253	57,646
Sales returns and allowances	417,117	--
Bad debt expense	300,468	364
Changes in assets and liabilities:
Restricted cash	75,560	(50,697)
Receivables	(3,043,876)	1,688,440
Inventory	(1,018,432)	285,399
Prepaid expenses	(374,012)	2,702
Deposits	(4,770)	(16,775)
Accounts payable	806,681	145,830
Accrued expenses	722,502	1,059,088
Royalties payable	(165,588)	(363,855)
Net cash provided by operating activities:	(284,761)	(732,869)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of fixed assets	(114,279)	(215,006)
Payment of product licenses payable	(250,000)	--
Net cash used by investing activities:	(364,279)	(215,006)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from stock sales	--	1,149,422
Net proceeds from exercise of stock options	23,124	--
Proceeds from stock subscriptions receivable	2,573,625	600,127
Proceeds from bank notes payable	800,000	305,774
Payments of bank notes payable	(62,272)	(757,235)
Proceeds from deposits on stock subscriptions	--	325,000
Payments of convertible secured notes payable	(132,000)	--
Purchase of treasury stock	--	(22,500)
Payments on related party loan	(2,468,750)	(150,000)
Net cash provided (used) by financing activities:	733,727	1,450,588

Net increase in cash	84,687	502,713

Cash, beginning of period	259,580	12,639

Cash, end of period	$344,267	$515,352

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Interest paid	$34,325	$36,254

NON-CASH INVESTING AND FINANCING
Intangible acquired with stock	$32,500	--
Warrant exercised for stock and stock subscription	--	$20,000

RECONCILIATION OF GROSS TO NET REVENUES

The following table provides a reconciliation of gross revenues to net revenues for the unaudited, three and six month periods ended June 30, 2007 and 2006, for purposes of providing additional disclosure and detail to our revenues:

	Three months ended June 30, 2007 (unaudited)	Three months ended June 30, 2006 (unaudited)

Gross revenues	$7,221,330	$568,575

Less: Sales discounts	(1,087,098)	(21,780)

Less: Sales returns reserve	(1,227,627)	(39,800)

Net revenues	$4,906,605	$506,995

	Six months ended June 30, 2007 (unaudited)	Six months ended June 30, 2006 (unaudited)

Gross revenues	$16,120,553	$3,756,340

Less: Sales discounts	(2,349,406)	(190,244)

Less: Sales returns reserve	(2,098,517)	(39,800)

Net revenues	$11,672,630	$3,526,296

RECONCILIATION OF EBITDAS

	Three months ended June 30, 2007 (unaudited)	Three months ended June 30, 2006 (unaudited)

Earnings (net loss)	$(1,235,407)	$(3,702,787)

Interest	227,651	44,453

Taxes	--	--

Depreciation	38,461	27,075

Amortization	135,345	--

Non-cash share-based compensation expense	1,026,953	1,121,455

EBITDAS	$193,003	$(2,509,804)

	Six month ended June 30, 2007 (unaudited)	Six months ended June 30, 2006 (unaudited)

Earnings (net loss)	$(2,211,817)	$(6,787,024)

Interest	1,122,132	104,272

Taxes	--	--

Depreciation	73,333	45,850

Amortization	257,247	--

Non-cash share-based compensation expense	2,784,574	3,200,163

EBITDAS	$2,025,469	$(3,436,739)

Gross revenue and EBITDAS (earnings, before interest, taxes, depreciation, amortization, and non-cash share-based compensation expense) are considered non-GAAP financial measures as defined by SEC Regulation G. A non-GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. We consider gross revenue and EBITDAS important measures of our financial performance and our ability to generate cash flows to measure operating performance, fund capital expenditures, and fund other corporate investing and financing activities. Gross revenue eliminates the effect of sales discounts and an accrual for sales returns reserve from our reported revenue. The Company believes that measuring revenues without regard to these items can make trends in revenue more apparent, and when considered with other information, assist investors and other users of the Company’s financial statements who wish to evaluate the Company’s ability to generate future revenue and cash flows. EBITDAS eliminates the non-cash effect of tangible asset depreciation, intangible asset amortization, and non-cash share-based compensation expenses. The Company believes that measuring the performance of the business without regard to non-cash depreciation and amortization can make trends in operating results more readily apparent, and when considered with other information, assist investors and other users of the Company’s financial statements who wish to evaluate the Company’s ability to generate future cash flows. However, gross revenue and EBITDAS have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under GAAP. The Company’s definition of gross revenue and EBITDAS may differ from similar measures used by other companies and may differ from period to period. Both gross revenue and EBITDAS should be considered in addition to, rather than as a substitute for, net revenue and income from operations, net income, and cash flows from operating activities.

The Company has provided non-GAAP, forward-looking guidance of $30-$33 million of gross revenue in 2007.  The closest GAAP financial measure to gross revenue is net revenue.  Forward-looking guidance of net revenue is currently not accurately determinable.  The forward-looking components of net revenue, sales discounts and the sales returns reserve, are not accurately determinable due to their range of outcomes.

Contact:
Auriga Laboratories, Inc.
Jae Yu, 310-461-3612
jyu@aurigalabs.com
or
CEOcast, Inc.
Andrew Hellman, 212-732-4300
Adhellman@ceocast.com